American Century ETF Trust Prospectus Supplement American Century Diversified Corporate Bond ETF
Supplement dated June 14, 2019 ■ Prospectus dated January 1, 2019

The following replaces the Annual Fund Operating Expenses table on page 2 of the prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

[1]	The management fee has been restated to reflect the decrease in the management fee schedule effective June 14, 2019.

The following replaces the Example table on page 2 of the prospectus.

1 year	3 years	5 years	10 years
$30	$93	$163	$369

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CL-SPL-95283 1906